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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934


                         Date of Report:  2 June, 1999



                     United Pan-Europe Communications N.V.
              (Exact Name of Registrant as Specified in Charter)

           The Netherlands              000-25365          98-0191997
    (State or other jurisdiction     (Commission File     (IRS Employer
          of incorporation)              Number)          Identification #)



                     Fred. Roeskestraat 123, P.O. Box 74763
                       1070 BT Amsterdam, The Netherlands
                    (Address of Principal Executive Office)


                                (31) 20-778-9840
              (Registrant's telephone number, including area code)
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ITEM 5.   OTHER EVENTS.
----------------------

     On 2 June, 1999, United Pan-Europe Communications N.V. ("UPC") announced it had signed a definitive agreement to acquire @Entertainment, Inc., a leading provider of cable television, digital satellite direct-to-home services and programming in Poland. On 8 June, 1999, UPC commenced a tender offer for all of the issued and outstanding shares of @Entertainment, Inc. A copy of UPC's press release is attached as an exhibit.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.
-------------------------------------------

(c)  Exhibits

1.   Press Release of Registrant dated 2 June, 1999.

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                                  SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf of the undersigned thereunto duly authorized.


                         UNITED PAN-EUROPE COMMUNICATIONS N.V.



DATE:  June 15, 1999           By: /s/ J. TIMOTHY BRYAN
                                  ______________________________________
                                  J. Timothy Bryan
                                  President and Chief Financial Officer

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